UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2020, Diodes Incorporated (the “Company”), Diodes Holding B.V. (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) that amends and restates that certain Amended and Restated Credit Agreement dated as of October 26, 2016 (as amended, modified and/or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”).  Certain capitalized terms used in this description of the Credit Agreement have the meanings given to them in the Credit Agreement.

The following summary does not purport to be a complete summary of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

The Credit Agreement rebalances the Company’s existing senior credit facilities under the Existing Credit Agreement from (x) aggregate credit facilities of $500,000,000, consisting of (A) a $250,000,000 revolving senior credit facility, which included a $10,000,000 swing line sublimit, a $10,000,000 letter of credit sublimit, and a $20,000,000 alternative currency sublimit, and (B) a $250,000,000 term loan to (y) aggregate credit facilities of $670,000,000 consisting of (A) an acquisition draw term commitment of $340,000,000 (the “Acquisition Draw Term Commitment”), (B) an initial term commitment of $180,000,000 (the “Initial Term Commitment” and, together with the Acquisition Draw Term Commitment, the “Term Loan”) and (C) a $150,000,000 revolving senior credit facility (the “Revolver”), which includes a $20,000,000 uncommitted swing line submit, a $10,000,000 letter of credit sublimit, and a $40,000,000 alternative currency sublimit.

The Revolver and the Term Loan mature on May 29, 2023 (the “Maturity Date”).  The Company plans to use a portion of the proceeds available under the Revolver and the Term Loan (i) to finance the Company’s previously announced acquisition of Lite-On Semiconductor Corporation, (ii) to refinance certain existing indebtedness of the Borrowers and their subsidiaries under the Existing Credit Agreement and (iii) for working capital, capital expenditures, and other lawful corporate purposes, including, without limitation, financing permitted acquisitions.

The Credit Agreement contains certain financial and non-financial covenants, including, but not limited to, a maximum Consolidated Leverage Ratio, a minimum Consolidated Fixed Charge Coverage Ratio, and restrictions on liens, indebtedness, investments, fundamental changes, dispositions, and restricted payments (including dividends and share repurchases). These covenants are generally similar to the corresponding covenants in the Existing Credit Agreement, except that certain amounts permitted as exceptions to negative covenants restricting liens, indebtedness, investments, dispositions and restricted payments have been revised, and additional exceptions to certain negative covenants have been added, including increased capacity for certain intercompany Indebtedness and Investment (including existing Lite-On Indebtedness), and the right to enter into certain securitization transactions and receivables facilities, subject to limitations set forth in the Credit Agreement.  Furthermore, under the Credit Agreement, restricted payments, including dividends and share repurchases, are permitted in certain circumstances, including while the pro forma Consolidated Leverage Ratio is, both before and after giving effect to any such restricted payment, at least 0.25 to 1.00 less than the maximum permitted under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 hereby is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The Credit Agreement contains a covenant that, among other things, restricts the Company’s and its subsidiaries’ and certain of its affiliates’ ability to, among other things, pay dividends with respect to its capital stock. The disclosure set forth above in Item 1.01 hereby is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On June 1, 2020, the Company issued a press release announcing it had entered into the Credit Agreement. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Form 8-K.  The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Second Amended and Restated Credit Agreement, dated as of May 29, 2020, by and among Diodes Incorporated, Diodes Holding B.V., Diodes Holding UK Limited, Diodes Zetex Limited, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other L/C Issuers party thereto, the other Lenders party thereto, BofA Securities, Inc., BBVA Securities Inc. and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Bookrunners, and BBVA Securities Inc. and PNC Bank, National Association, as Co-Syndication Agents.

99.1	Press release, dated June 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2020	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer